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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 24, 2004

                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)



----------------------------- ------------------------ -------------------------
            Utah                      0-21875                   95-4545704
----------------------------- ------------------------ -------------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                     Identification No.)
----------------------------- ------------------------ -------------------------


            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)


                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On December 24, 2004, New Visual Corporation (the "Company") entered into a loan agreement (the "Loan Agreement") with Double U Master Fund LP. (the "Lender"), pursuant to which the Company borrowed $300,000 from the Lender. The loan is evidenced by a promissory note dated as of December 24, 2004 (the "Promissory Note") issued by the Company to the Lender. The principal amount of the loan and any accrued and unpaid interest is due and payable on June 24, 2005. The Company may prepay the loan in whole or in part at any time without penalty. Interest on the principal amount of the loan outstanding accrues at the annual rate of 15% and is payable on the earlier of March 24, 2005 or the maturity of the loan, or upon prepayment of the principal.

         The Company's obligations under the Loan Agreement become immediately due and payable if: (i) the Company's failure to pay any obligation under the Loan Agreement when due continues for more than ten days after demand for payment has been made; (ii) any of the representations or warranties made by the Company in the Loan Agreement and related documents is false or misleading in any material respect at the time made; (iii) the Company becomes insolvent or a bankruptcy or similar proceeding is initiated by or against the Company; (iv) a liquidator or receiver is appointed for, or any governmental agency takes control of, the Company or a substantial portion of its assets or (v) a judgment of $400,000 is entered against the Company. Also upon the occurrence of any of the foregoing, interest on the loan accrues at the annual rate of 18% or the maximum amount allowed by law.

         The Company received net proceeds of $267,000 following the payment of due diligence fees and transaction related fees and expenses.

         Except to the extent described herein, there is no material relationship between the Lender, on the one hand, and the Company or any of its affiliates, on the other hand.


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ITEM   9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

                  None.

     (b) Pro Forma Financial Information

                  None.

     (c) Exhibits:

                  None


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 30, 2004             NEW VISUAL CORPORATION

                                      By: /s/ Brad Ketch
                                          --------------------------------
                                          Brad Ketch
                                          President and Chief Executive Officer



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